UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
1.500% Senior Notes due 2023	ABBV23B	New York Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
1.250% Senior Notes due 2024	ABBV24B	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AbbVie Inc. (“AbbVie”) held its Annual Meeting of Stockholders on May 5, 2023. The following is a summary of the matters voted on at that meeting.

(1)	The stockholders elected AbbVie’s Class II Directors with terms expiring in 2026, as follows:

Name	For	Against	Broker Non-Votes
Robert J. Alpern	1,142,062,843	20,689,813	251,363,568
Melody B. Meyer	1,247,333,998	4,243,832	251,363,568
Frederick H. Waddell	1,208,836,612	14,319,844	251,363,568

(2)	The stockholders ratified the appointment of Ernst & Young LLP as AbbVie’s independent registered public accounting firm for 2023, as follows:

For	Against	Abstain
1,486,053,290	18,676,821	3,224,042

(3)	The stockholders approved, on an advisory basis, the compensation of AbbVie’s named executive officers listed in the proxy statement for the 2023 annual meeting, as follows:

For	Against	Abstain	Broker Non-Votes
1,137,389,680	109,281,658	9,919,247	251,363,568

(4)	The stockholders did not approve the management proposal regarding amendment of the certificate of incorporation to eliminate supermajority voting, as follows:

For	Against	Abstain	Broker Non-Votes
1,241,106,832	11,289,016	4,194,737	251,363,568

(5)	The stockholders approved a stockholder proposal to implement simple majority voting, as follows:

For	Against	Abstain	Broker Non-Votes
668,497,335	581,300,391	6,792,859	251,363,568

(6)	The stockholders did not approve a stockholder proposal to issue an annual report on political spending, as follows:

For	Against	Abstain	Broker Non-Votes
187,829,409	1,052,110,624	16,650,552	251,363,568

(7)	The stockholders did not approve a stockholder proposal to issue an annual report on lobbying, as follows:

For	Against	Abstain	Broker Non-Votes
448,957,091	787,145,991	20,487,503	251,363,568

(8)	The stockholders did not approve a stockholder proposal to issue an annual report on patent process, as follows:

For	Against	Abstain	Broker Non-Votes
363,777,601	867,061,281	25,751,703	251,363,568

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date:	May 10, 2023	By:	/s/ Perry C. Siatis
Perry C. Siatis
Executive Vice President, General Counsel and Corporate Secretary